Filed with the Securities and Exchange Commission on January 13, 2012

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 396	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 398	☒

(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (414) 765-6609

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:

Domenick Pugliese, Esq.
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 East 55th Street
New York, New York 10022

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on __________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 396 to the Registration Statement of Advisors Series Trust (the “Trust”) is being filed for the purpose of introducing one new series to the Trust:  Orinda Macro Opportunities Fund.

Subject to Completion—Dated January 13, 2012

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

A Series of Advisors Series Trust (the “Trust”)

Class A	[TICKER]
Class I	[TICKER]

PROSPECTUS
[_________], 2012

The U.S.Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Table of Contents - Prospectus

SUMMARY SECTION

Investment Objective
The Orinda Macro Opportunities Fund (the “Fund”) seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “Distribution of Fund Shares” section on page [   ] of the Fund’s Prospectus and the “Additional Purchase and Redemption Information” section on page [    ] of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.30%	2.30%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (1)	0.78%	0.73%
Interest and Dividends on Securities Sold Short	0.01%	0.01%
Shareholder Servicing Plan Fee	0.15%	0.10%
Additional Other Expenses	0.62%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	3.34%	3.04%
Less: Fee Waiver and Expense Reimbursement(2)	-0.36%	-0.36%
Net Annual Fund Operating Expenses	2.98%	2.68%
(1)	Other expenses are based on estimated Fund expenses for the current fiscal year.
(2)
Orinda Asset Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, interest and dividend expense on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.96% and 2.66% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 30, 2013, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$786	$1,444
Class I	$271	$905

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund
The Fund will attempt to achieve its investment objective by allocating its assets among a carefully chosen group of experienced alternative investment portfolio managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund and who will employ various complementary long/short alternative investment strategies.  The Adviser will engage an experienced specialized alternative investment advisory firm to serve as the Lead Sub-Adviser to assist in the identification and selection of Sub-Advisers and in the portfolio construction process.

The Fund will invest in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives.  The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.  The Fund may invest without limit in equity securities of issuers of any market capitalization, including common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, shares of other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 10% of its net assets in initial public offerings (“IPOs”).  The Fund may invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets.  The Fund may invest up to 80% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”), debt issued by the U.S. Government and its agencies and mortgage-backed securities.  Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity.  The Fund may invest up to 60% of its net assets in currencies and forward currency contracts.  The Fund may utilize leverage (by borrowing against a line of credit for investment purposes) of no more than 10% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps.  These derivative instruments may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.  The Fund may sell securities short with respect to 100% of its net assets.  It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.

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The Lead Sub-Adviser, with approval of the Adviser, will allocate to each Sub-Adviser a portion of the Fund’s assets to invest.  The Sub-Advisers will invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker).  When selecting individual securities for the Fund, the Sub-Advisers will implement differentiated strategies including, but not limited to, fundamental analysis (including both growth and value orientation), technical analysis and quantitative analysis.  Additionally, these strategies may involve additional investment techniques, including, but not limited to: event driven (investing in securities in special situations such as restructurings, mergers or other extraordinary corporate transactions), risk arbitrage (attempting to arbitrage securities in special situations such as restructurings, mergers or other extraordinary corporate transactions), market neutral (investing long in a diversified basket stocks believed to be undervalued while simultaneously investing short in a diversified basket of stocks believed to be overvalued), convertible and diversified hedging (buying long in a convertible bond or preferred stock and selling short the corresponding common stock or call option) and futures and options investing.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser and Lead Sub-Adviser, neither the Adviser nor Lead Sub-Adviser will attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Lead Sub-Adviser’s primary portfolio management functions include: assisting the Adviser with Sub-Adviser selection and allocation; liquidity management; and risk monitoring and implementation.  In addition to cash management, the Lead Sub-Adviser, as part of its risk monitoring and implementation function, may modify the Fund’s exposure to a particular investment or market related risk through investments in equity and fixed income securities, futures, options and other instruments.  Under normal operating conditions, it is anticipated that up to 15% of the Fund’s total assets may be managed by the Lead Sub-Adviser in accordance with this risk management process.

The Fund will sell (or close a position in) a security when a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk.  The skill of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) and on their ability to correctly identify economic trends.  Additionally, there can be no assurance that the Adviser and/or Lead Sub-Adviser will be able to allocate the Fund’s assets among the Sub-Advisers in a manner that is beneficial to the Fund.

Multi-Style Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.  Additionally, the overall success of the Fund depends on, among other things, (i) the ability of the Adviser and Lead Sub-Adviser to develop a successful Sub-Adviser allocation strategy, (ii) the ability of the Adviser and Lead Sub-Adviser to select and monitor skilled Sub-Advisers and to allocate the assets amongst them, and (iii) the Sub-Advisers’ ability to be successful in their strategies.

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Adviser Potential Conflict of Interest Risk.  The Adviser has an arrangement with the Lead Sub-Adviser that requires the Adviser, not the Fund, to pay the Lead Sub-Adviser in the event the Adviser recommends to the Board that the Lead Sub-Adviser be terminated without cause.  This creates a potential conflict of interest in that the Adviser has an incentive to retain the Lead Sub-Adviser so as to avoid this payment.  Regardless of this incentive, the Fund’s Board can terminate the Lead Sub-Adviser without regard to this payment.

New Fund Risk.  The Adviser only recently began managing mutual funds.  Additionally, although the Adviser will choose Sub-Advisers which it determines to have suitable investment backgrounds and show substantial performance potential, some of these Sub-Advisers may have limited track records.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Depositary Receipt Risk.  The Fund’s equity investments may take the form of depositary receipts.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce the Fund’s returns and/or increase volatility.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Commodity-Linked Derivatives Risk.   The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed income securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Government-Sponsored Entities Risk.  Securities issued by government-sponsored entities may not be backed by the full faith and credit of the United States.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Leverage and Short Sales Risk.  Leverage is the practice of borrowing money to purchase securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

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Growth Stock Risk.  The risk that growth style companies lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

Value Stock Risk.   Value style investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at www.orindafunds.com or by calling the Fund toll-free at 1-855-467-4632 (855-4ORINDA).

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Management

Investment Adviser	Portfolio Manager	Managed the Fund Since:
Orinda Asset Management, LLC	Lawrence E. Epstein, Managing Partner, CIO	2012
Lead Sub-Adviser	Portfolio Managers	Managed the Fund Since:
SkyView Investment Advisors, LLC	Steven J. Turi, Managing Partner, CIO Lawrence P. Chiarello, Partner, PM Hilde J. Hovnanian, CFA, Partner, PM	2012 2012 2012
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
2100 Xenon Group, LLC	Jay R. Feuerstein, CEO, CIO	2012
Battenkill Capital Management, Inc.	Richard E. Franzen, Director	2012
Crescat Portfolio Management, LLC	Kevin C. Smith, CIO	2012
Eagle Trading Systems Inc.	Menachem Sternberg, CEO, President	2012
Sunrise Capital Partners, LLC	Gary Davis, Partner Richard Slaughter, Partner	2012 2012

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Orinda Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-467-4632 (855-4ORINDA), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
All Accounts	$5,000	Any amount

Class I
All Accounts	$500,000	Any amount

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains unless you invest through tax-deferred arrangements that do not use borrowed funds, such as a 401(k) plan or individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Principal Investment Strategies
The Adviser believes that for many investors alternative investment strategies can provide the potential for producing enhanced risk-adjusted returns and diversification benefits when incorporated as part of a long term investment program.  Two key factors highlight why alternative investment strategies can be an attractive addition to an investment portfolio: (1) the potential for reduced sensitivity to traditional asset classes, and (2) a flexible investment mandate whereby the manager has the latitude to invest in a broad array of investment types or sectors with the goal to generate positive absolute returns rather than outperform a benchmark or peer group.  However, because of their extremely high minimum investment requirements and limited liquidity, many alternative strategies have not been easily accessible to most individual investors.

The Fund will invest in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities including, but not limited to, equity securities, fixed-income securities, currencies and derivatives.  The Fund’s allocation to these various security types and various asset classes will vary over time in response to changing market opportunities.  The Fund may invest without limit in equity securities of issuers of any market capitalization, including common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, shares of other investment companies, including ETFs, and ADRs and other similar investments, including EDRs and GDRs.  The Fund may invest up to 10% of its net assets in IPOs.  The Fund may invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets.  The Fund may invest up to 80% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”), debt issued by the U.S. Government and its agencies and mortgage-backed securities.  Such fixed income investments may include high-yield or “junk” bonds and may be of any maturity.  The Fund may invest up to 60% of its net assets in currencies and forward currency contracts.  The Fund may utilize leverage (by borrowing against a line of credit for investment purposes) of no more than 10% of the Fund’s total assets as part of the portfolio management process.  From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 85% of its net assets in derivatives including options, futures (including commodities futures), forward currency contracts and swaps, including credit-default swaps.  These derivative instruments may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.  The Fund may sell securities short with respect to 100% of its net assets.  It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.

Portfolio Management
Utilizing an experienced specialized alternative investment advisory firm to serve as the Lead Sub-Adviser can add significant value in Sub-Adviser identification and selection, and in the portfolio construction process.

The Adviser, in coordination with the Lead Sub-Adviser, looks to identify skilled investment advisory firms to serve as Sub-Advisers to the Fund.  The Adviser and Lead Sub-Adviser select Sub-Advisers who satisfy a stringent selection process which may include, but is not limited to: ability to produce attractive long-term, risk-adjusted investment results; ability to manage risks; ability to perform well in markets where investment conditions are difficult; and operational competence.  The Adviser and Lead Sub-Adviser also consider additional criteria including, but not limited to: relevant investment management experience; the degree to which a specific Sub-Adviser’s investment style complements and balances the Fund’s portfolio with respect to the strategies employed by other Sub-Advisers; the quality of the Sub-Adviser’s organization; and the ability of a Sub-Adviser to consistently and effectively apply its investment approach.

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The Lead Sub-Adviser, with approval of the Adviser, will allocate to each Sub-Adviser a portion of the Fund’s assets to invest.  The Sub-Advisers will invest in the securities described above based upon their respective investment strategies.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser and Lead Sub-Adviser, neither the Adviser nor Lead Sub-Adviser will attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Lead Sub-Adviser, as part of its portfolio and risk management functions, may elect to directly invest a portion of the Fund’s assets.  The Lead Sub-Adviser’s primary portfolio management functions include: assisting the Adviser with Sub-Adviser selection and allocation; liquidity management; and risk monitoring and implementation.  In addition to cash management, the Lead Sub-Adviser, as part of its risk monitoring and implementation function, may modify the Fund’s exposure to a particular investment or market related risk through investments in equity and fixed income securities, futures, options and other instruments.  Under normal operating conditions, it is anticipated that up to 15% of the Fund’s total assets may be managed by the Lead Sub-Adviser in accordance with this risk management process.

The Fund will sell (or close a position in) a security when its Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Sub-Advisers

Each Sub-Adviser will be allocated a portion of the Fund’s assets to invest, on an ongoing basis.  When selecting individual securities for the Fund, the Sub-Advisers will implement differentiated strategies including, but not limited to, the following:

•
Fundamental Analysis.  Sub-Advisers using fundamental analysis seek to obtain their return objectives as a result of more current information or more insightful analysis of the current financial position and anticipated future performance of individual companies.  Fundamental analysis may include both growth and value orientations.

o	Growth Orientation. Growth-oriented Sub-Advisers emphasize investment in companies that demonstrate or hold out the promise of earnings growth superior to market expectations.

o
Value Orientation.  Value-oriented Sub-Advisers emphasize investment in companies that appear inexpensive based on financial ratios, such as price to earnings, price to book value, or other financial analysis, that establishes a value not yet recognized by the market at large.

•
Technical Analysis.  Sub-Advisers using technical analysis seek to discern and evaluate patters of price change in individual equities, market segments, or markets in general.  The recurrence of certain patterns, or changes in those patterns, may suggest a course of action for a Sub-Adviser.

•
Quantitative Analysis.  Quantitative investment techniques include various statistical and mathematical methods for estimating the expected return of a security and for measuring the risk characteristics of a portfolio.

Additionally, these strategies may involve additional investment techniques, including, but not limited to:

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•
Event Driven. Involves attempting to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.  The Sub-Adviser may take a long position in the company being acquired and a short position in the acquiring company or the reverse.

•
Risk Arbitrage.  Involves arbitrage in securities that are the subject of tender offers, exchange offers or mergers, liquidations, reorganizations, bankruptcies and other extraordinary corporate transactions.  This technique may also include the purchase of creditors’ claims against companies in bankruptcy or financial distress at less then face value.  The success or failure of this strategy depends on whether the Sub-Adviser accurately predicts the outcome of a proposed merger, tender offer, financial restructuring or other extraordinary transaction.

•
Market Neutral.  Involves investing in a diversified basket of stocks that the Sub-Adviser selects as undervalued and selling short a diversified basket of stocks that the Sub-Adviser believes are overvalued.  The two baskets are chosen to maximize return and minimize expected risk.  This strategy tends to have a low correlation with movements in the equity and fixed income markets.

•
Convertible and Diversified Hedging.  Involves buying long positions in convertible bonds or preferred stocks and selling short the corresponding common stock or call option.   Includes option hedging, option spreading, commodity option hedging, international risk arbitrage, and interest rate spreading.

•
Futures and Options Investing.  Investing in a diversified portfolio of financial, currency and commodity options and futures (but only if and to the extent the Fund, the Adviser and the Sub-Adviser meet the requirements of the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission).

Although the Sub-Advisers may engage from time-to-time in all of the activities described above, there is no one ideal mix of these investment strategies; rather, the Adviser and Lead Sub-Adviser seek to allocate the Fund’s resources among the various strategies in response to changing market opportunities.  In addition to the strategies and techniques described above, the Sub-Advisers may also take advantage of opportunities presented by the development of new investment techniques to the extent they are consistent with the Fund’s investment objective.

Temporary Defensive Strategy
When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including money market funds, obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit.  Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund.  In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Principal Investment Risks

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

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Management Risk.  The skill of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objectives depends on the investment skill and ability of the Adviser and Sub-Advisers (including the Lead Sub-Adviser) and on their ability to correctly identify economic trends.  In addition, the Fund’s ability to achieve its investment objective depends on the Sub-Advisers’ ability to select stocks and other investments, particularly in volatile stock markets.  The Sub-Advisers could be incorrect in their analysis of industries, companies’ projected dividends and growth rates and the relative attractiveness of value and growth stocks and other matters.   Additionally, there can be no assurance that the Adviser and/or Lead Sub-Adviser will be able to allocate the Fund’s assets among the Sub-Advisers in a manner that is beneficial to the Fund.

Multi-Style Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, a Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities which may lead to higher transaction expenses compared to a Fund using a single investment management style.  Additionally, the overall success of the Fund depends on, among other things, (i) the ability of the Adviser and Lead Sub-Adviser to develop a successful Sub-Adviser allocation strategy, (ii) the ability of the Adviser and Lead Sub-Adviser to select and monitor skilled Sub-Advisers and to allocate the assets amongst them, and (iii) the Sub-Advisers’ ability to be successful in their strategies.

Adviser Potential Conflict of Interest Risk.  The Adviser has a written agreement with the Lead Sub-Adviser that requires the Adviser to pay the Lead Sub-Adviser in the event the Adviser recommends to the Board that the Lead Sub-Adviser be terminated without cause.  This creates a potential conflict of interest in that the Adviser has an incentive to retain the Lead Sub-Adviser so as to avoid this payment, even if the Lead Sub-Adviser is not performing as well as the other Sub-Advisers.  Regardless of this incentive, either the Board or a majority vote of the shareholders of the Fund may terminate the Lead Sub-Adviser for any reason at any time upon 60 days’ prior notice to the Lead Sub-Adviser without any cost or penalty to the Fund or the Adviser.

New Fund Risk.  The Adviser only recently began managing mutual funds.  Additionally, although the Adviser will choose Sub-Advisers which it believes have suitable investment backgrounds and show substantial performance potential, some of these Sub-Advisers may have limited track records.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  The Board can liquidate the Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Depositary Receipt Risk.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations, are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs, which are similar to ADRs, are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, EDRs, similar to GDRs, are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Fund investments in ADRs, GDRs, and EDRs are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

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Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges.   Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small and medium capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

Derivatives Risk.  The Fund may invest in derivatives.  Derivatives are financial contracts whose value depends on, or are derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures, swaps and forward foreign currency contracts, among others. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Commodity-Linked Derivatives Risk.   The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable.  Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.  Therefore, at maturity, the Fund may receive more or less principal than it originally invested.  The Fund might receive interest payments that are more or less than the stated coupon interest payments.

ETF and Mutual Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

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Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed income securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

High-Yield Securities Risk.  Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High-yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.  These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding.  In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Government Sponsored Entities Risk.  Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

Exchange-Traded Note Risk.  ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Leverage and Short Sales Risk.  Subject to certain limitations, the Fund may use leverage in connection with its investment activities and may effect short sales of securities.  These investment practices involve special risks.  Leverage is the practice of borrowing money to purchase securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

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Growth Stock Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Growth stocks can perform differently from the market as a whole and from the other types of stocks, and may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s earnings growth potential.  Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Value Stock Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at a profit when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn.  Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation.  Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

Initial Public Offering Risk.  The Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons.  The Fund’s portfolio turnover rate may vary from year to year.  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.  The turnover rate will not be a limiting factor, however, if the Sub-Adviser considers portfolio changes appropriate.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

The Annual and Semi-Annual Reports are available by contacting the Orinda Macro Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-855-467-4632 (855-4ORINDA) and on the SEC’s website at www.sec.gov.  A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUND

Investment Adviser
Orinda Asset Management, LLC is the Fund’s investment adviser and is located at 4 Orinda Way, Suite 100-B, Orinda, California 94563.  The Adviser is an SEC-registered investment advisory firm formed in 2010.  The Adviser provides investment management services to the Fund.  The firm was founded by a group of investment professionals that bring complementary skills, including experience in the identification and selection of skilled alternative investment managers.  As the Adviser to the Fund, Orinda Asset Management, LLC seeks to identify suitable liquid alternative investment strategies and to partner with investment teams to implement these strategies.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, (i) sets the Fund’s overall investment strategies and (ii) evaluates, selects and recommends the Sub-Advisers.  In addition, the Adviser, when appropriate, allocates and reallocates the Fund’s assets among the Sub-Advisers, monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objectives, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.  The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommends their hiring, termination and replacement.

The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 2.30% of the average daily net assets of the Fund.  The management fees paid to the Adviser by the Fund are used, in part, to pay the fees of the Sub-Advisers.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ending August 31, 2012.

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With the exception of the Orinda Multi-Manager Hedged Equity Fund which has a separate prospectus, the Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

The Adviser’s Portfolio Manager
Mr. Lawrence E. Epstein, Managing Partner and Chief Investment Officer of the Adviser, is the portfolio manager responsible for the overall management of the Fund.  Mr. Epstein co-founded the Adviser in 2010.  Prior to co-founding the Adviser, Mr. Epstein was a partner at Cabezon Capital Markets, which managed both absolute return and benchmark-plus strategies across asset classes from 2009 to 2010.  Prior to serving at Cabezon, from 2006 to 2009, he founded and was the Managing Director of New Albion Partners, an adviser focused on constructing concentrated hedge fund of funds portfolios. From 2001 to 2005, Mr. Epstein was a consultant involved in a number of projects in the asset management business, including Partners Capital Investment Group, LLC, an investment adviser that provides innovative investment solutions for institutional investors and very high net worth families in the U.S. and UK.  From 2000 to 2001, Mr. Epstein served as the co-director of investment research for Laurel Management Company, LLC (now Hall Capital Partners LLC) an investment firm that builds and manages multi-asset class global investment portfolios.  From 1994 to 2000, Mr. Epstein co-founded and was Chief Investment Officer of Fauchier Partners Ltd., a London-based investment advisory firm specializing in managing multi-strategy, multi-manager investment portfolios utilizing a wide variety of alternative investment strategies.  Mr. Epstein received a B.S. degree in Business and Economics from Cornell University in 1978.

Multi-Manager Arrangement
The Board has adopted a “multi-manager” arrangement for the Fund.  Under this arrangement, the Fund and the Adviser may engage one or more Sub-Advisers to make day-to-day investment decisions for the Fund.  The Adviser retains ultimate responsibility (subject to the oversight of the Board) for overseeing the Sub-Advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more Sub-Advisers; or (2) materially change a sub-advisory agreement with a Sub-Adviser.  The Adviser has entered into an arrangement with the Lead Sub-Adviser that requires the Adviser, not the Fund, to pay certain amounts to the Lead Sub-Adviser in the event the Adviser recommends the termination of the Lead Sub-Adviser without cause.  The Fund’s Board is aware of this arrangement, which in no way impedes the ability of the Board to terminate the Lead Sub-Adviser at its discretion or for any reason at no cost to the Fund, and has considered it in connection with its approval of the investment advisory agreement.

Applicable law generally requires the Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action.  Under the “multi-manager” arrangement approved by the Board, the Fund and the Adviser have requested exemptive relief from the SEC permitting the Adviser (other than as described below) (subject to certain conditions and the Board’s oversight and approval) to change or select new sub-advisers without obtaining shareholder approval.  The relief would also permit the Adviser to change the terms of agreements with the Sub-Advisers or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval.  Shareholders must be notified of any sub-adviser changes.  The relief would also permit a Fund to disclose Sub-Advisers’ fees only in the aggregate in its registration statement.  The relief requested does not apply to the Lead Sub-Adviser or to changes in the Lead Sub-Advisory Agreement.  If the exemptive relief is not granted, then shareholder approval would be required for changes in a sub-adviser agreement (including changes in the Lead Sub-Advisory Agreement) or for the addition of a new sub-adviser.

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The Sub-Advisers and Portfolio Managers

A combination of the following Sub-Advisers and their portfolio managers set forth below are responsible for the day-to-day portfolio management of the Fund.

SkyView Investment Advisors, LLC (“SkyView”), 595 Shrewsbury Avenue, Suite 203, Shrewsbury, NJ 07702, is an SEC registered investment advisory firm specializing in providing alternative investment advisory services and customized multi-manager alternative investment solutions.  SkyView was formed in January 2010, and launched its first product, SkyView Long/Short Equity Fund LLC, on January 1, 2010.  SkyView’s senior investment professionals average 25 years investment experience.  SkyView is the Lead Sub-Adviser to the Fund.

Mr. Steven J. Turi, Managing Partner, Chief Investment Officer and Investment Committee Member of SkyView since 2010, is one of the portfolio managers primarily responsible for the day-to-day management of the Fund.  Prior to working at SkyView, Mr. Turi was one of the original founders of Riverview International from its inception in 1999 to 2009.  As CIO of Riverview, Mr. Turi established the firm’s investment processes and focused on developing tailored solutions to best meet investors’ investment and operational requirements.  Prior to joining Riverview, Mr. Turi was a Director at Barclays Capital where he managed a group responsible for hedge fund relationships in 1998.  Mr. Turi received an MBA in Finance from the Stern School of Business at New York University and a B.S. in Electrical Engineering from New Jersey Institute of Technology.

Mr. Lawrence P. Chiarello, Partner and Investment Committee Member of SkyView since 2010, is one of the portfolio managers primarily responsible for the day-to-day management of the Fund.  Prior to working at SkyView, Mr. Chiarello was a partner at Riverview Alternative Investment Advisors from 2000 to 2009.  Prior to joining Riverview, Mr. Chiarello worked within the hedge fund industry, primarily for 15+ years at Soros Fund Management.  While at Soros, he was instrumental in developing and managing performance, risk and operational systems and procedures; as well as the selection of outside (satellite) portfolio managers to the Quantum Fund and other Soros managed entities.  Mr. Chiarello received a B.A. in Accounting from Queens College, CUNY and an MBA in Finance from New York University.

Ms. Hilde J. Hovnanian, CFA, Partner and Investment Committee Member of SkyView since 2010, is one of the portfolio managers primarily responsible for the day-to-day management of the Fund.  Prior to working at SkyView, Ms. Hovnanian served as a senior investment team member of Riverview Alternative Investment Advisors from 2008 to 2009.  Prior to joining Riverview, Ms. Hovnanian served as a portfolio manager at Pomegranate Capital in New York from 2007 to 2008.  From 2003 to 2007, Ms. Hovnanian conducted classes in Equity Derivatives and Capital Markets at Columbia Business School.  Prior to that, Ms. Hovnanian served as a liaison between the Equity Derivatives department and the Private Wealth Management department at Goldman Sachs from 1999 to 2002.  Prior to Goldman Sachs, Ms. Hovnanian served in the Equity Research division at Credit Suisse First Boston from 1995 to 1998.  Ms. Hovnanian holds a B.A. in Economics and Political Science from Fordham University and an M.B.A. in Finance from Columbia Business School.  Ms. Hovnanian is a CFA charter holder.

2100 Xenon Group, LLC (“2100 Xenon”), 430 W. Erie, #300, Chicago, IL 60654, is an SEC registered investment advisory firm specializing in providing investment management services to high net worth individuals, pooled investment vehicles and corporations since 2001.

Jay R. Feuerstein, Chief Executive Officer and Chief Investment Officer, founded 2100 Xenon in May, 2001.  Prior to founding 2100 Xenon, he was a Managing Director and Principal at Bear Stearns & Co. Inc.  Mr. Feuerstein earned his MBA in finance from the University of Chicago, and his B.S. from the University of Illinois.

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Battenkill Capital Management, Inc. (“Battenkill”), 34 S. Main Street, Allentown, NJ 08501, is an SEC registered investment advisory firm specializing in providing investment management services to high net worth individuals, other investment companies and pooled investment vehicles since 2007.

Richard E. Franzen, Director, co-founded Batenkill in 2007.  Mr. Franzen has been a portfolio manager and analyst for eighteen years.  Prior to co-founding Battenkill, Mr. Franzen spent the majority of his career at Merrill Lynch as an analyst on various mutual funds.  Mr. Franzen received his MBA from New York University in 2000 and was also awarded the Chartered Financial Analyst designation in 2003.

Crescat Portfolio Management, LLC (“Crescat”), 1560 Broadway, Suite 2270, Denver, CO 80202, is an SEC registered investment advisory firm specializing in providing investment management services to individuals, including high net worth individuals, and pooled investment vehicles since 2000.

Kevin C. Smith, Chief Investment Officer, has served as Chief Investment Officer and portfolio manager for Crescat since 2005.  Mr. Smith received his BA in Economics from Stanford University in 1986 and an MBA from the University of Chicago’s Booth School of Business in 1992.

Eagle Trading Systems, Inc. (“Eagle”), 47 Hulfish Street, Suite 410, Princeton, NJ 08542, is an SEC registered investment advisory firm specializing in providing investment management services to pooled investment vehicles and corporations since 1993.

Menachem Sternberg, Chief Executive Officer and President, joined Eagle in January 1997.  Prior to joining Eagle, Mr. Sternberg was a Senior Vice President and senior trader at Caxton Corporation, an investment management firm, and also was a principal of Caxton Associates L.L.C from July 1995 until December 31, 1996.

Sunrise Capital Partners, LLC (“Sunrise”), 12544 High Bluff Drive, Suite 400, San Diego, CA 92130, is an SEC registered investment advisory firm specializing in providing investment management services to banks and wire houses, funds of funds, pension funds, endowments, foundations and consultants to such institutions, and high net worth families and individuals since 1980.

Gary Davis, Partner, founded Sunrise in 1980 after studying the systematic trading of futures and foreign exchange markets in the late 1970’s and successfully trading his own account.  In 1968 and 1970, Mr. Davis received a B.S. and a Medical Degree, respectively, from the University of Michigan. Davis was a Board Certified radiologist at the University of California, San Diego (“UCSD”) from 1973 to 1990 and served on the faculty of UCSD from April 1980 to December 1990 as an Associate Professor of Radiology.

Richard Slaughter, Partner, has been a Partner and portfolio manager of Sunrise since 1995.  Mr. Slaughter launched his first systematic trading fund while completing his B.S in Finance at San Diego State University in 1973. After graduate work in finance at both San Diego State and the University of Southern California, in 1976 Slaughter launched Commodity Monitors, Inc. (“CMI”), one of the earliest systematic macro trading funds in the investment industry. After more than 15 years of successful trading, in 1995, Slaughter merged CMI into Sunrise.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities held in the Fund.

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19

Similarly Managed Sub-Adviser Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations.  When the Fund has completed a full calendar year of investment operations, this Prospectus will include charts that show calendar year total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to an appropriate benchmark index.  This information could serve as a basis for investors to evaluate the Fund’s performance and risks by looking at how the Fund’s performance varies from year to year and how the Fund’s performance compares to an appropriate broad-based securities market index.

Each of the Fund’s Sub-Advisers has previously managed funds or accounts with substantially similar objectives and strategies as they will use to manage the portion of the Fund’s assets allocated to them.  The individuals responsible for the management of these funds or accounts are the same individuals with the Sub-Adviser who will be responsible for the management of the Orinda Macro Opportunities Fund.  You should not consider the past performance of the funds or accounts as indicative of the future performance of the Fund.

The following tables set forth performance data relating to the historical performance of each similarly managed fund or account which represents all of the accounts and funds managed by each Sub-Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each Sub-Adviser in the management of its allocated portion of the Fund.  The data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar funds or accounts as measured against the S&P 500® Index and other indices and does not represent the performance of the Fund.  The funds or accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Code.  Consequently, the performance results for the Sub-Advisers’ funds or accounts could have been adversely affected if the funds or accounts had been regulated as investment companies under the federal securities laws.  The method used to calculate each fund’s or account’s performance differs from the Securities and Exchange Commission’s standardized method of calculating performance, and may produce different results.  Performance shown is calculated using the time-weighed rate of return methodology.

2100 Xenon Group, LLC
The chart below shows the historical performance of 2100 Xenon Managed Futures 2x Program, a U.S. registered fund managed by 2100 Xenon Group, LLC (the “2100 Xenon Managed Futures 2x Fund”).

The performance below is shown gross and net of actual standard management and performance fees for the 2100 Xenon Managed Futures 2x Fund including a 2.00% management fee and a 20% performance fee.  The fees and expenses associated with an investment in the 2100 Xenon Managed Futures 2x Fund are generally lower than the fees and expenses (after taking into account the Expense Caps) associated with an investment in the Fund, so that if the 2100 Xenon Managed Futures 2x Fund’s expenses were adjusted for the Fund’s expenses, its performance would have been lower.

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For the Periods Ending 12/31/11	2100 Xenon Managed Futures 2x Fund Performance - Gross	2100 Xenon Managed Futures 2x Fund Performance - Net	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
1 Year	10.45%	8.61%	2.12%	0.06%	7.84%
3 Years	-0.99%	-2.29%	14.11%	0.11%	6.77%
5 Years	9.91%	8.61%	-0.25%	1.26%	6.50%
Since Inception (2)	10.50%	9.07%	1.97%	1.64%	6.79%
2011	10.44%	8.61%	2.12%	0.06%	7.84%
2010	3.75%	2.82%	15.06%	0.13%	6.54%
2009	-15.29%	-16.46%	26.46%	0.13%	5.93%
2008	43.68%	43.21%	37.00%	4.19%	5.24%
2007	15.02%	13.11%	5.49%	4.55%	6.97%
2006(3)	8.86%	7.81%	14.60%	4.82%	4.33%

Since Inception(2)	2100 Xenon Managed Futures 2x Fund	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
Correlation(4)	-	-0.38	0.08	-0.06
Beta(5)	-	-0.35	2.26	-0.28
Worst Drawdown(6)	-18.43%	-50.95%	N/A	-3.83%

(1)
The S&P 500® Index (with dividends reinvested) consists of 500 stocks chosen for the market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.  Investors cannot invest directly in an index.  The index figure does not reflect any deduction for fees, expenses, or taxes.

(2)	June 1, 2006 through December 31, 2011
(3)	Returns for 2006 begin as of June 1, 2006
(4)
Correlation is a statistical measure of how two securities move in relation to each other. Correlation ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

(5)
Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. Beta is calculated using regression analysis, and refers to the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.

(6)
Worst Drawdown refers to the largest peak-to-trough decline during the life of the 2100 Xenon Managed Futures 2x Program fund. A drawdown is usually quoted as the percentage between the peak and the trough.

Battenkill Capital Management, Inc.
The chart below shows the historical performance of Battenkill Alpine Fund, a U.S. registered fund managed by Battenkill Capital Management (the “Battenkill Alpine Fund”).

The performance below is shown gross and net of actual standard management and performance fees for the Battenkill Alpine Fund including a 2.00% management fee and a 20% performance fee.  The fees and expenses associated with an investment in the Battenkill Alpine Fund are generally lower than the fees and expenses (after taking into account the Expense Caps) associated with an investment in the Fund, so that if the Battenkill Alpine Fund’s expenses were adjusted for the Fund’s expenses, its performance would have been lower.

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For the Periods Ending 12/31/11	Battenkill Alpine Fund Performance - Gross	Battenkill Alpine Fund Performance - Net	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
1 Year	0.96%	0.58%	2.12%	0.06%	7.84%
3 Years	8.25%	7.59%	14.11%	0.11%	6.77%
5 Years	7.99%	6.38%	-0.25%	1.26%	6.50%
Since Inception (2)	7.99%	6.38%	-0.25%	1.26%	6.50%
2011	0.96%	0.58%	2.12%	0.06%	7.84%
2010	8.36%	7.28%	15.06%	0.13%	6.54%
2009	15.94%	15.43%	26.46%	0.13%	5.93%
2008	5.76%	1.88%	-37.00%	1.49%	5.24%
2007(3)	9.50%	7.35%	5.49%	4.55%	6.97%

Since Inception(2)	Battenkill Alpine Fund	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
Correlation(4)	-	0.59	0.01	-0.04
Beta(5)	-	0.19	0.08	-0.06
Worst Drawdown(6)	-5.63%	-50.95%	N/A	-3.83%

(1)
The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for the market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.  Investors cannot invest directly in an index.  The index figure does not reflect any deduction for fees, expenses, or taxes.

(2)	January 1, 2007 through December 31, 2011
(3)	Returns for 2007 begin as of January 1, 2007
(4)
Correlation is a statistical measure of how two securities move in relation to each other. Correlation ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

(5)
Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. Beta is calculated using regression analysis, and refers to the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.

(6)	Worst Drawdown refers to the largest peak-to-trough decline during the life of the Battenkill Alpine Fund. A drawdown is usually quoted as the percentage between the peak and the trough.

Crescat Portfolio Management, LLC
The chart below shows the historical performance of Crescat Global Macro Composite, a U.S. registered fund managed by Crescat Capital LLC (the “Crescat Global Macro Fund”).

The performance below is shown gross and net of actual standard management and performance fees for the Crescat Global Macro Fund including a 2.00% management fee and a 20% performance fee.  The fees and expenses associated with an investment in the Crescat Global Macro Fund are generally lower than the fees and expenses (after taking into account the Expense Caps) associated with an investment in the Fund, so that if the Crescat Global Macro Fund’s expenses were adjusted for the Fund’s expenses, its performance would have been lower.

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For the Periods Ending 12/31/11	Crescat Global Macro Fund Performance - Gross	Crescat Global Macro Fund Performance - Net	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
1 Year	-14.18%	-15.62%	2.12%	0.06%	7.84%
3 Years	14.86%	13.24%	14.11%	0.11%	6.77%
5 Years	23.18%	16.30%	-0.25%	1.26%	6.50%
Since Inception (2)	26.43%	19.07%	2.26%	1.84%	6.14%
2011	-14.18%	-15.62%	2.12%	0.06%	7.84%
2010	30.87%	30.10%	15.06%	0.13%	6.54%
2009	34.90%	32.28%	26.46%	0.13%	5.93%
2008	-9.56%	-17.92%	-37.00%	1.49%	5.24%
2007	106.96%	78.48%	5.49%	4.55%	6.97%
2006(3)	43.99%	33.92%	15.79%	4.82%	4.33%

Since Inception(2)	Crescat Global Macro Fund	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
Correlation(4)	-	0.11	0.16	-0.11
Beta(5)	-	0.18	7.41	-0.83
Worst Drawdown(6)	-44.08%	-50.95%	N/A	-3.83%

(1)
The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for the market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.  Investors cannot invest directly in an index.  The index figure does not reflect any deduction for fees, expenses, or taxes.

(2)	January 1, 2006 through December 31, 2011
(3)	Returns for 2006 begin as of January 1, 2006
(4)
Correlation is a statistical measure of how two securities move in relation to each other. Correlation ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

(5)
Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. Beta is calculated using regression analysis, and refers to the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.

(6)	Worst Drawdown refers to the largest peak-to-trough decline during the life of the Crescat Global Macro Composite fund. A drawdown is usually quoted as the percentage between the peak and the trough.

23

Eagle Trading Systems Inc.
The chart below shows the historical performance of Eagle Yield Program, an investment strategy managed by Eagle Trading Systems Inc. (the “Eagle Yield Program”).  The chart represents all of the separate accounts managed by Eagle Trading Systems, Inc. for the periods indicated that were invested in the Eagle Yield Program.

The performance below is shown gross and net of actual standard management and performance fees for the Eagle Yield Program including a 0.50% management fee and a 20% performance fee.  The fees and expenses associated with an investment in the Eagle Yield Program are generally lower than the fees and expenses (after taking into account the Expense Caps) associated with an investment in the Fund, so that if the Eagle Yield Program’s expenses were adjusted for the Fund’s expenses, its performance would have been lower.

For the Periods Ending 12/31/11	Eagle Yield Program Performance – Net	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
1 Year	8.45%	2.12%	0.06%	7.84%
3 Years	1.91%	14.11%	0.11%	6.77%
5 Years	3.57%	-0.25%	1.26%	6.50%
Since Inception (2)	6.15%	0.75%	2.13%	6.37%
2011	8.45%	2.12%	0.06%	7.84%
2010	4.47%	15.06%	0.13%	6.54%
2009	-6.57%	26.46%	0.13%	5.93%
2008	9.72%	-37.00%	1.49%	5.24%
2007	2.63%	5.49%	4.55%	6.97%
2006	5.82%	15.79%	4.82%	4.33%
2005	7.26%	4.91%	3.12%	2.43%
2004	-0.67%	10.87%	1.30%	4.34%
2003	-3.27%	28.67%	1.02%	4.10%
2002	14.02%	-22.09%	1.63%	10.25%
2001	16.98%	-11.88%	3.66%	8.44%
2000(3)	14.05%	-7.35%	6.00%	11.63%

Since Inception(2)	Eagle Yield Program	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
Correlation(4)	-	-0.29	0.17	0.30
Beta(5)	-	-0.12	2.18	0.55
Worst Drawdown(6)	-10.61%	-50.95%	N/A	-3.83%

(1)
The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for the market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.  Investors cannot invest directly in an index.  The index figure does not reflect any deduction for fees, expenses, or taxes.

(2)	August 1, 2000 through December 31, 2011
(3)	Returns for 2000 begin as of August 1, 2000
(4)
Correlation is a statistical measure of how two securities move in relation to each other. Correlation ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

(5)
Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. Beta is calculated using regression analysis, and refers to the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.

(6)	Worst Drawdown refers to the largest peak-to-trough decline during the life of the Eagle Yield Program fund. A drawdown is usually quoted as the percentage between the peak and the trough.

24

Sunrise Capital Partners, LLC
The chart below shows the historical performance of Sunrise Davco Select Fund LP, a U.S. registered fund managed by Sunrise Capital Partners, LLC (the “Sunrise Davco Select Fund LP”).

The performance below is shown gross and net of actual standard management and performance fees for the Sunrise Davco Select Fund LP including a 2.00% management fee and a 20% performance fee.  The fees and expenses associated with an investment in the Sunrise Davco Select Fund LP are generally lower than the fees and expenses (after taking into account the Expense Caps) associated with an investment in the Fund, so that if the Sunrise Davco Select Fund LP’s expenses were adjusted for the Fund’s expenses, its performance would have been lower.

For the Periods Ending 12/31/11	Sunrise Davco Select Fund LP Performance - Gross	Sunrise Davco Select Fund LP Performance - Net	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
1 Year	3.74%	1.81%	2.12%	0.06%	7.84%
3 Years	2.36%	0.27%	14.11%	0.11%	6.77%
5 Years	8.94%	7.85%	-0.25%	1.26%	6.50%
Since Inception (2)	21.13%	16.58%	10.45%	1.47%	8.18%
2011	3.74%	1.81%	2.12%	0.06%	7.84%
2010	-4.81%	-5.81%	15.06%	0.13%	6.54%
2009	8.60%	5.12%	26.46%	0.13%	5.93%
2008	38.05%	34.93%	-37.00%	1.49%	5.24%
2007	3.64%	7.26%	5.49%	4.55%	6.97%
2006	8.24%	8.27%	15.79%	4.82%	4.33%
2005	-1.87%	-2.12%	4.91%	3.12%	2.43%
2004	9.39%	6.45%	10.87%	1.30%	4.34%
2003	28.09%	20.80%	28.67%	1.02%	4.10%
2002	27.67%	20.84%	-22.09%	1.63%	10.25%
2001	17.07%	14.61%	-11.88%	3.66%	8.44%
2000	12.07%	12.94%	-9.19%	6.00%	11.63%
1999	7.86%	8.13%	21.05%	4.75%	-.82%
1998	31.54%	26.06%	28.60%	4.96%	8.69%
1997	26.94%	23.69%	33.33%	4.36%	9.65%
1996	21.76%	19.85%	22.92%	0.05%	3.63%
1995	11.45%	11.53%	37.54%	0.06%	18.47%
1994	3.72%	1.56%	1.31%	0.04%	-2.92%
1993	6.25%	1.55%	10.05%	0.03%	9.75%
1992	2.15%	-0.93%	7.60%	0.04%	7.40%
1991	36.28%	33.51%	30.40%	0.06%	16.00%
1990	65.35%	54.11%	-3.09%	0.08%	8.96%
1989	31.44%	27.00%	31.61%	0.08%	14.53%
1988	11.15%	5.27%	16.57%	0.07%	7.89%
1987	35.71%	24.57%	5.26%	0.06%	2.76%
1986	68.97%	43.26%	18.67%	0.06%	15.26%
1985	177.32%	152.98%	31.73%	0.08%	22.10%
1984	-24.02%	-27.75%	6.25%	0.10%	15.15%
1983(3)	50.19%	29.89%	15.51%	0.09%	8.36%

Since Inception(2)	Sunrise Davco Select Fund LP	S&P 500 Index (w/ dividends) (1)	US 90-Day Treasury Bill	Barclays Cap. Aggregate Bond Index
Correlation(4)	-	-0.08	-0.05	0.15
Beta(5)	-	-0.18	-2.89	1.21
Drawdown(6)	-61.58%	-50.95%	N/A	-5.15%

(1)
The S&P 500 Index (with dividends reinvested) consists of 500 stocks chosen for the market size, liquidity and industry group representation.  It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance.  Investors cannot invest directly in an index.  The index figure does not reflect any deduction for fees, expenses, or taxes.

(2)	March 1, 1983 through December 31, 2011
(3)	Returns for 1983 begin as of March 1, 1983
(4)
Correlation is a statistical measure of how two securities move in relation to each other. Correlation ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

(5)
Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole. Beta is calculated using regression analysis, and refers to the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market.

(6)	Worst Drawdown refers to the largest peak-to-trough decline during the life of the Sunrise Davco Select Fund LP. A drawdown is usually quoted as the percentage between the peak and the trough.

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Fund Expenses
The Fund is responsible for its own operating expenses.  However, the Adviser has contractually agreed to waive all or a portion of its management fees and/or pay Fund expenses (excluding AFFE, interest, taxes, interest and dividend expense on short positions and extraordinary expenses) in order to limit the Net Annual Fund Operating Expenses to 2.96% and 2.66% of average daily net assets of the Fund’s Class A and Class I shares, respectively, through at least June 30, 2013.  Under applicable law, the fee table at the beginning of this prospectus is required to include certain expenses (such as AFFE and interest and dividend expenses) that are not reflected as direct operating expenses in the Fund’s financial statements.  As a result, Net Annual Fund Operating Expenses appear to be higher than the Expense Caps described above.  The following chart illustrates the Fund’s expenses for each class and the effect of the Expense Caps:

	Class A	Class I
Net Annual Fund Operating Expenses (Including Interest and Dividends on Securities Sold Short and AFFE)	2.98%	2.68%
Non-Reimbursable Dividend and Interest Expense	0.01%	0.01%
Non-Reimbursable AFFE	0.01%	0.01%
Net Annual Fund Operating Expenses (Excluding Interest and Dividends on Securities Sold Short and AFFE)	2.96%	2.66%

The term of the Fund’s operating expenses limitation agreement is indefinite, and it can only be terminated by the Board.  Any waiver in management fees or payment of Fund expenses made by the Adviser may be recouped by the Adviser in subsequent fiscal years if the Adviser so requests.  This recoupment may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.  The Adviser may request recoupment for management fee waivers and/or Fund expense payments made in the prior three fiscal years from the date the fees were waived and/or expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

SHAREHOLDER INFORMATION

How to Buy Shares

You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-467-4632 (855-4ORINDA).  The Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund.  Orders may also be rejected from persons believed by the Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic U.S. bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

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To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by the Fund.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-855-467-4632 (855-4ORINDA) if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Orinda Macro Opportunities Fund, to the Transfer Agent at the following address:

Orinda Macro Opportunities Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Orinda Macro Opportunities Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Purchasing Shares by Telephone
If you have been authorized to perform telephone transactions (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), you may purchase additional shares by calling the Fund toll-free at 1-855-467-4632 (855-4ORINDA).  You may not make your initial purchase of the Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or overnight deliver your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-467-4632 (855-4ORINDA).  Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A shares at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-467-4632 (855-4ORINDA).  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to the automatic investment date.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 1-855-467-4632 (855-4ORINDA) for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

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There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund.  The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Orinda Multi-Manager Hedged Equity Fund, which is offered in a separate Prospectus, without incurring any additional sales charges. However, you should note the following:

•	Exchanges may only be made between like share classes;

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

•
Before exchanging into the Orinda Multi-Manager Hedged Equity Fund, read its description in the separate Prospectus.  A copy of the Orinda Multi-Manager Hedged Equity Fund’s prospectus may be obtained by calling 1-855-467-4632 (855-4ORINDA);

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as ordinary income or long-term capital gains depending on the period shares are held;

•
Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and

•	If you have established telephone exchange privileges on your account, you can make a telephone request to exchange your shares for an additional $5 fee.

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How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
Orinda Macro Opportunities Fund	Orinda Macro Opportunities Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone
If you complete the Telephone Options portion of the account application, you may redeem all or some of your shares, up to $100,000, by calling the Transfer Agent at 1-855-467-4632 (855-4ORINDA) before the close of trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-467-4632 (855-4ORINDA) for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.  If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

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Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $50,000 and each withdrawal amount must be for a minimum of $500.  If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Fund.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Orinda Macro Opportunities Fund	Orinda Macro Opportunities Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 1-855-467-4632 (855-4ORINDA).

Redemption “In-Kind”
The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.

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Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $2,000 as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $5,000 before the Fund takes any action.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing at least five days in advance of the payment date for the distribution.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Fund.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fees.  The Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 60 days or less.  This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to shares acquired through the reinvestment of dividends.  Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

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Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s distributor, Quasar Distributors, LLC (the “Distributor” or “Quasar”), on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

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Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated plus any applicable sales charges after receipt of such requests.  The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

TAX CONSEQUENCES

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund typically makes distributions of dividends and capital gains.  Dividends are taxable to you as ordinary income or, under current law as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2012.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but made in January are taxable as if received the prior December.

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By law, the Fund must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.  These distributions generally will be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the type of shareholder and the length of time the Fund holds the assets generating the capital gains, but not depending on the length of time you held your shares).  In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Additional information concerning taxation of the Fund and its shareholders is contained in the Statement of Additional Information.  You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

DISTRIBUTION OF FUND SHARES

Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Class A and Class I.  This Prospectus offers Class A and Class I shares of the Fund.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses as outlined below and may have different share prices:

•
Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee and a 0.15% shareholder servicing plan fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”).

•
Class I sharesare charged a 0.10% shareholder servicing plan fee.  Class I shares do not impose a sales charge, CDSC or a Rule 12b-1 fee. If you purchase Class I shares, you will pay the NAV per share next determined after your order is received.

More About Class A Shares
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% of average daily net assets, which are assessed against the shares of the Fund as well as a 0.15% shareholder servicing plan fee.

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If you purchase Class A shares of the Fund you will pay the public offering price (“POP”) which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge is calculated as follows:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $750,000	2.25%	2.30%	2.25%
$750,000 but less than $1,000,000	1.75%	1.78%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The Distributor will receive all initial sales charges for the purchase of Class A shares of the Fund without a dealer of record.

Class A Sales Charge Reductions and Waivers
You may be able to reduce the sales charge on Class A shares of the Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.  The programs described below and others are explained in greater detail in the SAI.

Reinvested Distributions:  You pay no sales charges on Class A shares you buy with reinvested distributions from Class A distributions from the Fund.

Account Reinstatement:  You pay no sales charges on Class A shares you purchase with the proceeds of a redemption of Class A shares of the Fund within 120 days of the date of the redemption.  To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund in writing or notify your financial intermediary.

Letter of Intent (“LOI”):  By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds.  The investment must satisfy the initial purchase agreement.  Reinvested distributions do not count as purchases made during this period.  The Fund will hold in escrow shares equal to approximately 5.00% of the amount of shares you indicate in the LOI.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.

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Rights of Accumulation (“ROA”):  You may combine the value at the current public offering price of Class A shares of the Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase.  The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment.  ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount.  The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.  In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.  Eligible accounts include those registered in the name of your financial intermediary through which you own shares in the Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Adviser and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.

•	Current employees of:
o	The Transfer Agent;
o	The Sub-Advisers and their affiliates;
o	Broker-dealers who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the SAI and free of charge on the Fund’s website: www.orindafunds.com.  Click on “Breakpoints and Sales Loads.”

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More about Class I Shares
Class I shares do not carry a sales charge.  Class I shares are also subject to a 0.10% shareholder servicing plan fee.  If you purchase Class I shares of the Fund you will pay the NAV per share next determined after your order is received.

The following persons are eligible to invest in Class I shares:

1.
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients;

2.
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliated companies; and

3.	Shareholders investing through accounts at approved broker-dealers who act as selling agents for the Fund.

Minimum Investments
You may open a Fund account with a minimum initial investment as listed in the table below.

Type of Account	To Open Your Account	To Add to Your Account

All Accounts
Class A shares	$5,000	Any amount
Class I shares	$500,000	Any amount

At the discretion of the Adviser, the Fund may waive the minimum initial investment to establish certain Class I share accounts for clients of a broker or other financial intermediary that has made contractual arrangements to offer the Fund.

Distributor
Quasar Distributors, LLC, an affiliate of the Transfer Agent, is located at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund.  Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A shares that allows the Fund to pay fees for the sale, distribution and servicing of its Class A shares.  The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares’ average daily net assets.  Because these fees are paid out over the life of the Fund’s Class A shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to Rule 12b-1 and service fees paid by the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

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General Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

—	Vary or waive any minimum investment requirement;
—	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
—
Reject any purchase request for any reason.  Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

—
Redeem all shares in your account if your balance falls below $2,000 due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

—	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
—	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “How to Buy Shares.”

Your financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Fund sends to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and Semi-Annual shareholder reports (every six months); and
•	Quarterly account statements.

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Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 (855-4ORINDA) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FINANCIAL HIGHLIGHTS

Financial highlights are not available at this time because the Fund had not commenced operations prior to the date of this Prospectus.

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Investment Adviser
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, California 94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
_____________________
_____________________
_____________________

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings.  The Annual Report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.orindafunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-855-467-4632 (855-4ORINDA) or by writing to:

Orinda Macro Opportunities Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

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Subject to Completion—Dated January 13, 2012

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange
Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
[________], 2012

Trading Symbol
Class A	[TICKER]
Class I	[TICKER]

A Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-467-4632 (855-4ORINDA)

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Class A and Class I shares dated [______], 2012, as may be revised, of the Orinda Macro Opportunities Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”).  Orinda Asset Management, LLC (the “Adviser”) is the Fund’s investment adviser.
A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.orindafunds.com.

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

The Fund had not commenced operations as of the date of this SAI.

Registration with the SEC does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The Adviser will seek to achieve the Fund’s investment objective by allocating its assets amongst a carefully chosen group of experienced alternative investment portfolio managers who will serve as sub-advisers (the “Sub-Advisers”) to the Fund.  The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.

Diversification
The Fund is diversified under applicable federal securities laws.  This means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  However, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy.  If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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Recent Regulatory Events
The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events
While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, 2010 and the beginning of 2011 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. In 2010, several EU countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries' ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund's ability to execute its investment strategies.

The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
Common stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

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Convertible Securities.  The Fund may invest in convertible securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants.  The Fund may invest in rights and warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  The value of warrants is derived solely from capital appreciation of the underlying equity securities.  Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small and Medium-Sized Companies
To the extent the Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies.  Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds.  ETFs are open-end investment companies whose shares are listed on a national securities exchange.  An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock.  Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  To the extent the Fund invests in inverse ETFs, these are subject to the risk that their performance will decline as the value of their benchmark indices rises.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

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Foreign Investments
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”).  The Fund reserves the right to invest without limit in U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S., including securities listed on foreign exchanges.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. Additionally, the rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.

Market Characteristics. The Adviser expects that some foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  Though growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Currency Fluctuations.  The Fund’s net asset value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio securities are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

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Taxes.  The interest and dividends payable to the Fund on certain of the Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders.  The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Emerging Markets. The Fund may invest up to 50% of its net assets in securities of companies located in developing or emerging markets, which entails not only the risks listed above with respect to investing in foreign securities, but also entails additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Depositary Receipts
Depositary Receipts include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.  Fund investments in depositary receipts are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

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Foreign Currency Transactions
The Fund may invest in foreign currency exchange transactions.  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.  Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

Short Sales
The Fund is authorized to make short sales of securities.  In a short sale, the Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which the Fund has a short position can range from as little as one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.  To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Derivative Securities
The Fund may invest in a wide range of derivatives, including call and put options, futures, credit default swaps, equity swaps and forward contracts, for hedging purposes as well as direct investment.  There are risks involved in the use of options and futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the securities held by Fund. This may cause the futures or options to react differently from the Fund’s securities to market changes.  In addition, the Sub-Advisers could be incorrect in their expectations for the direction or extent of market movements.  In these events, the Fund could lose money on the options of futures contracts.  It is also not certain that a secondary market for positions in options or futures contracts will exist at all times in which event the Fund will not be able to liquidate its positions without potentially incurring significant transactions costs.

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The Fund may enter into forward currency contracts.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Options on Securities.  The Fund may purchase and write call and put options on securities and securities indices.

Call Options. The Fund may write (sell) covered call options to on its portfolio securities (“covered options”) in an attempt to enhance gain and protect the Fund from downside market risk.  The Fund may write (sell) call options on individual stocks to protect against possible price declines in the securities held or to extend a holding period to achieve long-term capital gain status.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months.  If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”).  If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”) the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”

Closing sale transactions enable the Fund immediately to realize gains or minimize losses on its option positions.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist.  If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.  If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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Put Options. The Fund may write and purchase put options (“puts”).  If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when the Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement less the premium paid to purchase the option.  If the Fund is holding a security which the Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving the Fund the right to sell such security at a certain strike price throughout the term of the option.  Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

When the Fund writes a put, it receives a premium and give the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period.  If the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, the Fund may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

Options on Securities Indices.  The Fund may write (sell) covered call options on securities indices in an attempt to increase gain.  A securities index option written by the Fund would obligate it, upon exercise of the options, to pay a cash settlement, rather than to deliver actual securities, to the option holder.  Although the Fund will not ordinarily own all of the securities comprising the stock indices on which it writes call options, such options will usually be written on those indices which correspond most closely to the composition of the Fund’s portfolio.  As with the writing of covered call options on securities, the Fund will realize a gain in the amount of the premium received upon writing an option if the value of the underlying index increases above the exercise price and the option is exercised, the Fund will be required to pay a cash settlement that may exceed the amount of the premium received by the Fund.  The Fund may purchase call options in order to terminate its obligations under call options it has written.

The Fund may purchase and/or write (sell) call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy.  Unlike an option on securities, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right, upon the exercise of the option, to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed “index multiplier.”

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A securities index fluctuates with changes in the market value of the securities included in the index.  For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500® Index or the Value Line Composite Index, or a narrower market index such as the Standard & Poor’s 100® Index.  Indices may also be based on industry or market segments.

The Fund may purchase put options in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities.  If the Fund purchases a put option on a stock index, the amount of payment it receives on exercising the option depends on the extent of any decline in the level of the stock index below the exercise price.  Such payments would tend to offset a decline in the value of the Fund’s portfolio securities.  If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs.  Such loss may be partially offset by an increase in the value of the Fund’s portfolio securities.  The Fund may write put options on stock indices in order to close out positions in stock index put options which it has purchased.

The Fund may purchase call options on stock indices in order to participate in an anticipated increase in stock market prices or to lock in a favorable price on securities that it intends to buy in the future.  If the Fund purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price.  Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks.  Such payments may also offset increases in the price of stocks that the Fund intends to purchase.  If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs.  Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.  The Fund may write call options on stock indices in order to close out positions in stock index call options that it has purchased.

The effectiveness of hedging through the purchase of options on securities indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected stock index.  Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the stock indices on which the options are available.  In addition, the purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

The use of hedging strategies, such as writing (selling) and purchasing options on indices involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Options on indices may be governed by Section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”) and are treated partly as a long-term gain or loss (60% of the gain or loss) and partly as a short-term gain or loss (40% of the gain or loss).

Credit Default Swaps.  The Fund may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default, restructuring or bankruptcy.

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The Fund may be either the buyer or seller in the transaction.  As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation.  The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation.  If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment.  In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products.  The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade.  These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans.  Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above.  The Fund reserves the right to invest in similar instruments that may become available in the future.

Equity Swap Agreements.  The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap;”

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor;” and

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(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Contracts for Differences.  A contract for difference is a contract which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future. Contracts for differences are similar to total return swaps and allow a Fund to take a long or short position without having to own the reference security or index.

Futures and Options on Futures. The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the U.S. Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

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The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

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Commodities and Commodity Contracts.  The Fund may purchase and sell commodity forward and futures contracts and options.  Investing in commodities in this manner carries risks. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities.  In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.  If the  ature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

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Debt Futures. The Fund may invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date.  The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product.  The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading.  The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin.  Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract.  No credit is being extended, and no interest expense accrues on the non-margined value of the contract.  The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract.  A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.  The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange.  However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

One risk in employing Debt Futures to attempt to protect against declines in the value of the securities held by the Fund is the possibility that the prices of Debt Futures will correlate imperfectly with the behavior of the market value of the Fund’s securities.  The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

It is possible that, where the Fund has sold Debt Futures in a short hedge, the market may advance but the value of the securities held by the Fund may decline.  If this occurred, the Fund would lose money on the Future and also experience a decline in the value of its securities. Where Debt Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

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Government Obligations
The Fund may make investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities.  Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

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Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities ("ARMs") have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities ("FRMs") is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as Freddie Mac (formally, the Federal Home Loan Mortgage Corporation) or Fannie Mae (formally, the Federal National Mortgage Association). Principal and interest payments on mortgage-backed securities issued by the federal government and some federal government agencies, such as Ginnie Mae, are guaranteed by the federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

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Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”).  An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index.  ETNs are publically traded on a U.S. securities exchange.  An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share.  Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Initial Public Offerings
The Fund may purchase shares in initial public offerings (“IPOs”).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs increases risk because IPO shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

When-Issued Securities
The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month.  The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV.  During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.  At the time of settlement, the market value of the security may be more or less than the purchase price.  When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Corporate Debt Securities
The Fund may invest up to 80% of its net assets in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Stand & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).  Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

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Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for corporate debt securities are described in Appendix A.

Event-Linked Bonds
The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

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Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by S&P (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than “BB.”  The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-Linked Swaps
The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Illiquid Securities
As a non-principal strategy, the Fund may hold up to 15% of its net assets in securities that are illiquid, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

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Securities Lending
The Fund may lend its portfolio securities in order to generate additional income.  Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  Generally, the Fund may lend portfolio securities to securities broker-dealers or financial institutions if:  (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by the Fund at any time; (3) the Fund receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Fund is able to exercise all voting rights with respect to the loaned securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Fund’s assets.  As part of participating in a lending program, the Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund.  All investments made with the cash collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.  Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Borrowing
Subject to the limitations described under “Investment Restrictions” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes.  Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.  This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time.  Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

In addition to borrowing money, the Fund may enter into other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements, dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, forwards and options.

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A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which the Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price.  Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.”  To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements and dollar rolls.  Reverse repurchase agreements and, dollar rolls involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  Reverse repurchase agreements and dollar rolls will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

Short-Term, Temporary, and Cash Investments
The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix B.

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INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities, except as permitted under the 1940 Act.

4.
Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5.
Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

6.
Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

7.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

8.	Make loans to others, except as permitted under the 1940 Act.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

3.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

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PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold or positions closed without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.

PORTFOLIO HOLDINGS POLICY

The Adviser and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to U.S. Bancorp Fund Services, LLC (“USBFS”) and the Trust’s Board of Trustees, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis.  The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include:

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▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys and independent registered public accounting firm (currently, Paul Hastings LLP and [     ], respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Distributor or any affiliated person of the Fund.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information.  The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent, each as defined below.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board.

The Trustees and officers of the Trust, their ages, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

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Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Sallie P. Diederich (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since January 2011.	Independent Mutual Fund Consultant, (1995 to present); Corporate Controller, Transamerica Fund Management Company (1994 to 1995); Senior Vice President, Putnam Investments (1992 to 1993); Vice President and Controller, American Capital Mutual Funds (1986 to 1992).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Donald E. O’Connor (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (36 portfolios).

George J. Rebhan (age 77) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 72) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

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Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years
Joe D. Redwine(3) (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 64) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 44) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 50) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 54) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 46) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Senior Vice President and Counsel,
U.S. Bancorp Fund Services, LLC
(May 2006 to present);
Senior Counsel,
Wells Fargo Funds Management, LLC
(May 2005 to May 2006);
Senior Counsel,
Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Orinda Multi-Manager Hedged Equity Fund, which has a separate prospectus and SAI.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

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Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s Advisors, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Advisors, Distributor, Administrator, Custodian and Transfer Agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established four standing committees, an Audit Committee, a Nominating Committee, a Qualified Legal Compliance Committee (the “QLCC”) and a Valuation Committee, which are discussed in greater detail under “Board Committees,” below.  Currently, more than seventy-five percent (75%) of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Advisor or its affiliates or any other investment adviser in the Trust, and each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is the Chief Executive Officer of the Trust and a Trustee; he is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s Distributor and principal underwriter.  He is also the President and CEO of the Administrator to the Trust.  The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust.  The Trust has appointed George J. Rebhan as lead Independent Trustee, who acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

The Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust.  The Board has also determined that appointment of a lead Independent Trustee, the function and composition of the Audit Committee, the Nominating Committee, and the QLCC are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Advisor and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Sallie P. Diederich.  Ms. Diederich is experienced with financial, accounting, investment and regulatory matters through her position as an independent mutual fund management consultant.  Prior to establishing her own consulting business, Ms. Diederich gained substantial experience in mutual fund operations and accounting through senior positions at large mutual fund complexes.  Ms. Diederich is a Certified Public Accountant and serves as the Trust’s Audit Committee Financial Expert.

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Donald E. O’Connor.  Mr. O’Connor has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of The Forward Funds, Inc. and his prior position as Chief of the Branch of Market Surveillance at the U.S. Securities and Exchange Commission.  Mr. O’Connor also has substantial experience in mutual fund operations through senior positions at industry trade associations, including Vice President of Operations for the Investment Company Institute covering accounting, transfer agent and custodian industry functions and Chief Operating Officer of ICI Mutual, a captive insurance company focused exclusively on the insurance needs of mutual funds, their directors, officers, and advisors.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment advisor.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his position as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

George T. Wofford.  Mr. Wofford is experienced in financial, accounting, regulatory and investment matters through his executive experience as a Senior Vice President of Federal Home Loan Bank of San Francisco (“FHLB-SF”) where he was involved with the development of FHLB-SF’s information technology infrastructure as well as legal and regulatory financial reporting.

Board Committees

The Trust has established the following four standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the Qualified Legal Compliance Committee (the “QLCC”), the Nominating Committee and the Valuation Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

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The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  Messrs. O’Connor, Rebhan and Wofford comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Trustees and representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund as of the calendar year ended December 31, 2011, which is prior to the inception date of the Fund.

As of December 31, 2011, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Compensation
Set forth below is the anticipated compensation to be received by the Independent Trustees from the Fund for the fiscal period ending February 28, 2013.  Independent Trustees each receive an annual trustee fee of $55,000 per year allocated among each of the various portfolios comprising the Trust, and an additional $500 per telephonic board meeting, paid by the Trust or applicable portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

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	Estimated Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Estimated Compensation from Fund Complex Paid to Trustees(1)
Name of Independent Trustee
Sallie P. Diederich	$6,250	None	None	$18,250
Donald E. O’Connor	$6,250	None	None	$18,250
George J. Rebhan	$6,250	None	None	$18,250
George T. Wofford	$6,250	None	None	$18,250
Name of Interested Trustee
Joe D. Redwine	$0	None	None	$0

(1)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies to the Fund and the Orinda Multi-Manager Hedged Equity Fund, which has a separate prospectus and SAI.  For the fiscal period ending February 28, 2013, Trustees’ fees are estimated in the amount of $220,000.

CODES OF ETHICS

The Trust, the Adviser and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers.  The Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser and Sub-Advisers to present to the Board, at least annually, the Adviser’s and Sub-Advisers’ Policies and a record of each proxy voted by the Adviser and the Sub-Advisers on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser and the Sub-Advisers as involving a conflict of interest.

The Adviser and the Sub-Advisers seek to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest.  The Adviser and the Sub-Advisers consider shareholders’ best economic interests over that long term, that is, the common interest of all shareholders over time.  Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.  Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser and the Sub-Advisers generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies.  Consequently, the Adviser and the Sub-Advisers typically vote solicited proxies identically for all client accounts for which they have discretionary authority.  The Adviser’s and the Sub-Advisers’ general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

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Voting Guidelines
The Adviser and each Sub-Adviser have adopted proxy voting guidelines to assist in making voting decisions on common issues.  The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Adviser’s and the Sub-Advisers’ discretion.  Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations.  In making voting determinations, the Adviser and the Sub-Advisers may conduct research internally and/or use the resources of an independent research consultant.  The Adviser and the Sub-Advisers may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.  To the extent that a client may direct the Adviser and the Sub-Advisers to vote according to its own proxy voting policies, the Adviser and the Sub-Advisers may vote that client’s securities differently than the same securities voted for other clients including the Fund.

In some cases, the cost of voting a proxy may outweigh the expected benefits.  For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.  The Adviser and the Sub-Advisers may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted.  Nothing in the proxy voting policies shall obligate the Adviser or the Sub-Advisers to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.  The Adviser and the Sub-Advisers will not discuss with members of the public how they intend to vote on any particular proxy proposal.

The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.  The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-467-4632 (855-4ORINDA) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS,
AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Since the Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.

THE FUND’S INVESTMENT ADVISER AND SUB-ADVISER

Orinda Asset Management, LLC acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Adviser selects each Sub-Adviser to the Fund and each performs its responsibilities pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser.  SkyView Investment Advisors, LLC (“SkyView”), 2100 Xenon Group, LLC (“2100 Xenon”), Battenkill Capital Management, Inc. (“Battenkill”), Crescat Portfolio Management, LLC (“Crescat”), Eagle Trading Systems Inc. (“Eagle”), and Sunrise Capital Partners, LLC (“Sunrise”) serve as Sub-Advisers to the Fund.

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The Adviser is wholly owned by Orinda Investment Partners, LLC, an investment partnership, which is controlled by Craig Kirkpatrick due to his greater than 25% ownership in Orinda Investment Partners, LLC.  Messrs. Steven J. Turi, a Portfolio Manager of the Fund, and Andrew J. Melnick, chief compliance officer of SkyView, are control persons of SkyView due to each person’s greater than 25% ownership of SkyView.  Old Mutual Asset Management, a U.S. based global asset management firm, is a control person of 2100 Xenon due its 65% ownership interest in 2100 Xenon.  Old Mutual Asset Management is controlled by Old Mutual, an international financial services group based in London.  Bruce A. Vinci, director, president and chief compliance officer of Battenkill, and Richard E. Franzen, a Portfolio Manager of the Fund, are each control persons of Battenkill due to each person’s greater than 25% ownership of Battenkill.  Kevin C. Smith, a Portfolio Manager to the Fund, and Daniel H. Hoskins, chief compliance officer of Crescat, are each control persons of Crescat due to each person’s greater than 25% ownership of Crescat.  Menachem Sternberg, a Portfolio Manager of the Fund, and Liora Sternberg, are each control persons of Eagle due to each person’s greater than 25% ownership of Eagle.  Sunrise Capital Partners and Commodity Monitors, Inc. are each a control person of Sunrise due to each having an ownership interest greater than 25% in Sunrise.  Sunrise Capital Partners is controlled by Gary Davis, portfolio manager to the Fund.  Commodity Monitors, Inc. is controlled by Rick Slaughter, portfolio manager to the Fund, and Jack Forrest.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on a rate equal to 2.30% of the Fund’s.

With respect to the Fund, the Adviser oversees the investment advisory services provided to the Fund.  Pursuant to separate Sub-Advisory Agreements with the Adviser, and under the supervision of the Adviser and the Board, the Sub-Advisers are responsible for the day-to-day investment management of the assets of the Fund.  The Sub-Advisers are selected for the Fund by the Adviser, who evaluates, quantitatively and qualitatively, each Sub-Adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Sub-Advisers are compensated by the Adviser from the management fees paid to the Adviser based on the allocated portion of the average net assets of the Fund each Sub-Adviser manages; these Sub-Advisers receive up to 1.25% of average daily net assets they manage.  SkyView is also compensated by the Adviser from the management fees paid to the Adviser based on the average net assets of the Fund; SkyView receives 1.55% of the Fund’s average daily net assets, less the fees paid to all other Sub-Advisers.

Subject to Board review, the Adviser allocates and, when appropriate, reallocates the Fund’s assets among various Sub-Advisers, monitors and evaluates Sub-Adviser performance and oversees Sub-Adviser compliance with the Fund’s investment objective, policies and restrictions.  The Adviser has ultimate responsibility for the investment performance of the Fund pursuant to its responsibility to oversee the Sub-Advisers and recommend their hiring and/or replacement.

After their initial two year terms, the Advisory Agreement and Sub-Advisory Agreements continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement or Sub-Advisory Agreements, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement or Sub-Advisory Agreements each may be terminated at any time, without penalty, by either party to the Advisory Agreement or Sub-Advisory Agreements upon a 60-day written notice and are automatically terminated in the event of their “assignment,” as defined in the 1940 Act.  The Adviser has entered into an arrangement with the Lead Sub-Adviser that provides that the Adviser shall be required to make certain payments (“Termination Payments”) to the Lead Sub-Adviser, out of its own resources and not from the Fund, in the event the Lead Sub-Adviser is terminated as an adviser after a recommendation from the Adviser, except if such termination was “for cause.”  For these purposes, “cause” includes an extended and sustained period of material underperformance of the Fund against an appropriate benchmark of comparative funds.  The requirement to make a Termination Payment may result in a conflict of interest on the part of the Adviser in its oversight of the Lead Sub-Adviser and in the recommendations it makes to the Board.  The Adviser and the Board have implemented policies and procedures designed to mitigate that conflict by, among other things, periodic performance reporting against the comparative benchmark.

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In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the SAI of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expense on short positions and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus.  Any such waivers made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

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RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of the Fund pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets.  The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services.  Amounts paid under the Plan, by the Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s Class A shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.

Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor in its capacity as the Fund’s principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

SHAREHOLDER SERVICING PLAN

In addition, the Board approved the implementation of a Shareholder Servicing Plan (the “Servicing Plan”) separate and distinct from the Plan, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, Class A shares of the Fund will pay the Adviser a monthly fee at an annual rate of up to 0.15% of the Fund’s average daily net assets.  Class I shares of the Fund will pay the Adviser a monthly fee at an annual rate of up to 0.10% of the Fund’s average daily net assets.  The Adviser will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Adviser receives from the Fund under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for the Fund’s shares owned by its customers.

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As of the date of this SAI, the Fund had not made any payments to the Adviser for such shareholder servicing functions.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund, a fee based on the Fund’s current average daily net assets of:  0.10% on the first $100 million, 0.06% on the next $250 million, and 0.04% on the remaining assets with a minimum annual fee of $72,000 per fund and an additional fee of $30,000 for each additional class and an additional fee of $2,500 per manager/sub-adviser per fund.  USBFS also is entitled to certain out-of-pocket expenses.  USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.  Additionally, the Administrator provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost of the Chief Compliance Officer services is allocated to the Fund by the Board.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund.  The Administrator, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Pubic Accounting Firm and Legal Counsel
[     ], is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.

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Paul Hastings LLP (“Paul Hastings”), 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.  Paul Hastings also serves as independent legal counsel to the Board of Trustees.

PORTFOLIO MANAGERS

Mr. Lawrence E. Epstein is the Adviser’s portfolio manager principally responsible for the oversight of the Sub-Advisers in their day-to-day management of the Fund’s portfolio.  The following table shows the number of other accounts managed by Mr. Epstein and the total assets in the accounts managed within various categories as of December 15, 2011.

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	1	$88.15 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Messrs. Steven J. Turi, Lawrence P. Chiarello and Ms. Hilde J. Hovnanian of SkyView, Mr. Jay R. Feuerstein of 2100 Xenon, Mr. Richard E. Franzen of Battenkill, Mr. Kevin C. Smith of Crescat, Mr. Menacham Sternberg of Eagle and Messrs. Gary Davis and Richard Slaughter of Sunrise are respectively the portfolio managers principally responsible for the day-to-day management of each Sub-Adviser’s allocated portion of the Fund’s portfolio.  The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories as of December 15, 2011, unless otherwise noted.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Sub-Adviser Portfolio Managers
SkyView (as of 11/30/2011)
Steven J. Turi	1	$86.1 million	1	$5.4 million	0	$0
Lawrence P. Chiarello	1	$86.1 million	1	$5.4 million	0	$0
Hilde J. Hovnanian	1	$86.1 million	1	$5.4 million	0	$0
2100 Xenon (as of 12/20/2011)
Jay R. Feuerstein	0	$0	1	$23.3 million	22	$146.7 million
Battenkill
Richard E. Franzen	4	$51 million	1	$2 million	0	$0
Crescat
Kevin C. Smith	0	$0	2	$33.7 million	43	$29.9 million
Eagle (as of 11/30/2011)
Menachem Sternberg	0	$0	5	$367 million	25	$1.7 billion
Sunrise
Gary Davis	0	$0	3	$212 million	7	$596 million
Richard Slaughter	0	$0	3	$212 million	7	$596 million

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The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories in which the management fee is based on account performance.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Sub-Adviser Portfolio Managers
SkyView (as of 11/30/2011)
Steven J. Turi	0	$0	1	$5.4 million	0	$0
Lawrence P. Chiarello	0	$0	1	$5.4 million	0	$0
Hilde J. Hovnanian	0	$0	1	$5.4 million	0	$0
2100 Xenon (as of 12/20/2011)
Jay R. Feuerstein	0	$0	1	$23.3 million	21	$138.8 million
Battenkill
Richard E. Franzen	2	$10 million	1	$2 million	0	$0
Crescat
Kevin C. Smith	0	$0	2	$33.7 million	37	$29.4 million
Eagle (as of 11/30/2011)
Menachem Sternberg	0	$0	5	$367 million	25	$1.7 billion
Sunrise
Gary Davis	0	$0	0	$0	0	$0
Richard Slaughter	0	$0	0	$0	0	$0

Orinda – Material Conflicts of Interest.
The Orinda Multi-Manager Hedged Equity Fund is the only other account to which Mr. Epstein provides investment advisory services.  There will be no material conflicts of interest as it relates to allocation of investment opportunities between the Fund and the Orinda Multi-Manager Hedged Equity Fund as the investment strategies are different.  Mr. Epstein is a Partner of the Adviser and as such, any management fees paid by the Funds contribute to the overall profit/loss of the Adviser which poses an inherent conflict of interest based upon this relationship.

Orinda – Compensation.
Mr. Epstein is a principal of Orinda and as such is compensated with a fixed salary, participation in Orinda’s retirement plan and he also is an equity partner in Orinda Investment Partners, LLC, which is the 86.25% owner of Orinda.

SkyView - Material Conflicts of Interest.
SkyView currently serves as the Lead Sub-Adviser to the Orinda Multi-Manager Hedged Equity Fund and also manages the SkyView Long/Short Equity Fund LLC (“Long/Short”).  No material conflicts of interest are presented in connection with the simultaneous management of the Fund and these accounts.  The universe of managers accessed in order to manage separate accounts for the Fund will vary from the universe of hedge fund managers for Long/Short and sub-advisers for the Orinda Multi-Manager Hedged Equity Fund.  This is primarily because these two vehicles concentrate on long/short equity managers or sub-advisers.  However, there is a possibility that a manager may fall into both universes.  In that event, a manager would be considered depending on the best fit for each particular portfolio.

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SkyView - Compensation.  The SkyView portfolio managers receive discretionary compensation including a share of the profits of the Sub-Adviser equal in proportion to his or her ownership of the firm.

2100 Xenon – Material Conflicts of Interest.
2100 Xenon is not aware of any material conflicts between investment of the Fund and investment of other accounts. Both the Fund and all managed accounts are traded pari passu to each other.

2100 Xenon – Compensation.
Mr. Feuerstein receives a base salary and an annual bonus which is not based on assets he manages in the Fund’s portfolio.  Mr. Feuerstein also participates in a long-term incentive plan consisting of equity ownership in 2100 Xenon.

Battenkill – Material Conflicts of Interest.
Battenkill is not aware of any material conflicts between investment of the Fund and investment of other accounts.  All accounts are managed in the same strategy and all accounts are allocated eligible investment opportunities pro-rata.

Battenkill – Compensation.
Mr. Franzen receives a fixed salary and a bonus based upon the after-tax performance of assets he manages in the Fund’s portfolio.  Mr. Franzen does not participate in a deferred compensation or retirement plan. There are no other compensation programs for Mr. Franzen.

Crescat – Material Conflicts of Interest.
Crescat is not aware of any material conflicts between investment of the Fund and investment of other accounts. The portfolio manager manages all accounts and sub-accounts in an equitable manner.

Crescat – Compensation.
Mr. Smith is a co-owner of Crescat and therefore receives a semi-monthly draw, and not a salary.  Mr. Smith receives his pro-rata share of partner distributions on an after-tax basis and receives 401(k) matching contributions per Crescat’s 401(k) retirement plan.

Eagle – Material Conflicts of Interest.
Eagle is not aware of any material conflicts between investment of the Fund and investment of other accounts. Accounts managed in the same strategy are allocated investment opportunities on a pro-rata basis in accordance with Eagle’s trade allocation policy.

Eagle – Compensation.
Mr. Sternberg is an owner of the firm and is compensated through Eagle’s earnings.

Sunrise – Material Conflicts of Interest.
Sunrise is not aware of any material conflicts of interest between investment of the Fund and investment of other accounts.  Sunrise uses a non-preferential allocation system and all allocations are determined prior to orders being executed.

Sunrise – Compensation.
Messrs. Davis and Slaughter are the owners of Sunrise through the entities they control.  Sunrise is a partnership that allocates all earnings after expenses to the controlling entities.  Messrs. Davis and Slaughter are compensated through these earnings.

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Securities Owned in the Fund by the Portfolio Managers.  As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund as it had not commenced operations.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Adviser and the Sub-Advisers determine which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the Sub-Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and the Sub-Advisers will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the Adviser’s or Sub-Adviser’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser or a Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser and each Sub-Adviser consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, as amended, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser or Sub-Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser or Sub-Advisers in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser and the Sub-Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

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Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser and the Sub-Advisers.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds.  In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser and the Sub-Advisers, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a clients appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund offers two share classes –Class A and Class I shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

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The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

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The public offering price of Fund shares is the NAV per share plus any applicable sales charge (load).  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order.  In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

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Sales Charges and Dealer Reallowance
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Fund.

If you purchase Class A shares of the Fund you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $750,000	2.25%	2.30%	2.25%
$750,000 but less than $1,000,000	1.75%	1.78%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Breakpoints/Volume Discounts and Sales Charge Waivers
Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Reinvested dividends and capital gains do not count as purchases made during this period.  The Transfer Agent will hold in escrow shares equal to approximately 5.00% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the Transfer Agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the Transfer Agent will release the escrowed shares when you have invested the agreed amount.  For example, an investor has $25,000 to invest in the Fund, but intends to invest an additional $2,000 per month for the next 13 months for a total of $51,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 4.50% rather than 5.00%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the Fund will charge the higher sales load retroactively.

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•
Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.  For example, an individual has a $55,000 investment in the Fund, which was sold with a 4.50% front-end load.  The investor intends to open a second account and purchase $50,000 of the Fund.  Using ROA, the new $50,000 investment is combined with the existing $55,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.50% (rather than the 4.50% for a single transaction amount).

Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary; and

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

The following accounts are not eligible to be included in determining ROA eligibility;

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge.  The Fund’s Adviser reserves the right to waive the sales charges for certain groups or classes of shareholders.  If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Adviser and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Adviser and its affiliates.

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•	Current employees of:
o	The Transfer Agent;
o	The Sub-Advisers and their affiliates;
o	Broker-dealers who act as selling agents for the Fund/Trust; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A shares purchases.

DETERMINATION OF SHARE PRICE

The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).  The net asset amount attributable to the Class A and Class I shares is divided by the number of shares held by investors of the applicable class.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, the Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by the Trust’s Valuation Committee.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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DISTRIBUTIONS AND TAX INFORMATION

Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually.  Also, the Fund typically distributes any undistributed net investment income in December of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed in December of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.  If the Fund does not qualify as a regulated investment company, it may be taxed as a regular corporation and not be entitled to deduct the dividends paid to shareholders. To avoid the nondeductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund or shareholders.

Net investment income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Under recently enacted legislation, capital losses sustained in future taxable years will not expire and may be carried over by the Funds without limitation.

Distributions of net investment income and net short term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for qualified dividend income treatment for individual shareholders, or for the dividends-received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  Further, the dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt financed or are held for less than 46 days.

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Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Capital gains distributions are not eligible for qualified dividend income treatment or the dividends received deduction referred to in the previous paragraph.  There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received or deemed to be received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

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This discussion and the related discussion in the Prospectus have been prepared by Fund management.  The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders.  No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations.  Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.  Paul Hastings has expressed no opinion in respect thereof.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (“Quasar” or the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which Quasar acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of the Fund’s shares is continuous.  The Distributor, USBFS, and Custodian are all affiliated companies.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments.  Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.  The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

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The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

Investors in the Fund will be informed of the Fund’s progress through periodic reports.  Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.  Since the Fund had not commenced operations as of the date of this SAI, no financial statements are available.

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APPENDIX A
Corporate Bond Ratings

Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.  Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

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Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

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APPENDIX B

Commercial Paper Ratings

Moody’s Investors Service, Inc.
Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group
A-1--This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

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PART C
(Orinda Fund)

OTHER INFORMATION

Item 28.  Exhibits

(a)	Agreement and Declaration of Trust dated October 3, 1996, was previously filed with the Trust’s Registration Statement on Form N-1A on December 6, 1996, and is incorporated herein by reference.

(b)
Amended and Restated By-Laws dated June 27, 2002, were previously filed with Post-Effective Amendment No. 113 to the Trust’s Registration Statement on Form N-1A on January 28, 2003, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws.

(d)	Investment Advisory Agreements.

(i)	Investment Advisory Agreement between the Trust and Orinda Asset Management, LLC – to be filed by amendment.

(ii)	Investment Sub-Advisory Agreement (SkyView Investment Advisors, LLC) – to be filed by amendment.

(iii)	Investment Sub-Advisory Agreement (2100 Xenon Group, LLC) – to be filed by amendment.

(iv)	Investment Sub-Advisory Agreement (Battenkill Capital Management, Inc.) – to be filed by amendment.

(v)	Investment Sub-Advisory Agreement (Crescat Portfolio Management, LLC) – to be filed by amendment.

(vi)	Investment Sub-Advisory Agreement (Eagle Trading Systems Inc.) – to be filed by amendment.

(vii)	Investment Sub-Advisory Agreement (Sunrise Capital Partners, LLC) – to be filed by amendment.

(e)	Distribution Agreement – to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)
Custody Agreement dated June 6, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(i)	Amendment to the Custody Agreement – to be filed by amendment.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)	Amendment to the Fund Administration Servicing Agreement – to be filed by amendment.

(ii)
Transfer Agent Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)
Addendum dated March 26, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 282 to the Trust’s Registration Statement on Form N-1A on April 21, 2009, and is incorporated herein by reference.

(B)	Amendment to the Transfer Agent Servicing Agreement – to be filed by amendment.

(iii)
Fund Accounting Servicing Agreement dated June 8, 2006, was previously filed with Post-Effective Amendment No. 222 to the Trust’s Registration Statement on Form N-1A on June 28, 2006, and is incorporated herein by reference.

(A)	Amendment to the Fund Accounting Servicing Agreement – to be filed by amendment.

(iv)	Operating Expenses Limitation Agreement – to be filed by amendment.

(v)	Powers of Attorney.

(A)
Power of Attorney (O’Connor, Rebhan, Redwine and Wofford) was previously filed with Post-Effective Amendment No. 275 to the Trust’s Registration Statement on Form N-1A on January 23, 2009, and is incorporated herein by reference.

(B)
Power of Attorney (Diederich) dated January 6, 2011, was previously filed with Post-Effective Amendment No. 340 to the Trust’s Registration Statement on Form N-1A on January 14, 2011, and is incorporated herein by reference.

(vi)	Shareholder Servicing Plan – to be filed by amendment.

(i)	Legal Opinion – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)	Omitted Financial Statements – not applicable.

(l)
Subscription Agreements dated February 25, 1997, were previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A on February 28, 1997, and are incorporated herein by reference.

(m)	Rule 12b-1 Plan – to be filed by amendment.

(n)	Rule 18f-3 Plan – to be filed by amendment.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics applicable to the Registrant and Adviser dated June 2011 was previously filed with Post-Effective Amendment No. 369 to the Trust’s Registration Statement on Form N-1A on June 14, 2011, and is incorporated herein by reference.

(ii)
Code of Ethics applicable to the Adviser dated December 1, 2010 was previously filed with Post-Effective Amendment No. 340 to the Trust’s Registration Statement on Form N-1A on January 14, 2011, and is incorporated herein by reference.

(iii)
Code of Ethics applicable to the Sub-Adviser (SkyView) dated March 2011 was previously filed with Post-Effective Amendment No. 357 to the Trust’s Registration Statement on Form N-1A on March 25, 2011, and is incorporated herein by reference.

(iv)	Code of Ethics applicable to the Sub-Adviser (2100 Xenon Group, LLC) – to be filed by amendment.

(v)	Code of Ethics applicable to the Sub-Adviser (Battenkill Capital Management, Inc.) – to be filed by amendment.

(vi)	Code of Ethics applicable to the Sub-Adviser (Crescat Portfolio Management, LLC) – to be filed by amendment.

(vii)	Code of Ethics applicable to the Sub-Adviser (Eagle Trading Systems Inc.) – to be filed by amendment.

(viii)	Code of Ethics applicable to the Sub-Adviser (Sunrise Capital Partners, LLC) – to be filed by amendment.

(ix)
Code of Ethics for Access Persons of Quasar Distributors, LLC dated September 1, 2005, was previously filed with Post-Effective Amendment No. 257 to the Trust’s Registration Statement on Form N-1A on January 28, 2008, and is incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Amended and Restated By-Laws and Paragraph 7 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.	Business and Other Connections of the Investment Adviser.

With respect to the Adviser (Orinda Asset Management, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72126), dated April 21, 2011.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Sub-Adviser (SkyView Investment Advisors, LLC), the response to this Item will be incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-72128), dated June 3, 2011.  The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Sub-Adviser (2100 Xenon Group, LLC), the response to this Item is incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-71499), dated October 21, 2011.  The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Sub-Adviser (Battenkill Capital Management, Inc.), the response to this Item is incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-71439), dated January 24, 2011.  The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Sub-Adviser (Crescat Portfolio Management, LLC), the response to this Item is incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-69008), dated March 17, 2011.  The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Sub-Adviser (Eagle Trading Systems Inc.), the response to this Item is incorporated by reference to the Sub-Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70309), dated November 3, 2011.  The Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the Adviser (Sunrise Capital Partners, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-__________), dated [              ].  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Funds	LoCorr Investment Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Funds, Inc.	Managed Portfolio Series
Bridges Investment Fund, Inc.	Matrix Advisors Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Country Mutual Funds Trust	Monetta Trust
Cushing MLP Funds Trust	Nicholas Family of Funds, Inc.
DoubleLine Funds Trust	Permanent Portfolio Family of Funds, Inc.

Empiric Funds, Inc.	Perritt Funds, Inc.
Evermore Funds Trust	Perritt Microcap Opportunities Fund, Inc.
First American Funds, Inc.	PineBridge Mutual Funds
First American Investment Funds, Inc.	PRIMECAP Odyssey Funds
First American Strategy Funds, Inc.	Professionally Managed Portfolios
Fort Pitt Capital Funds	Prospector Funds, Inc.
Glenmede Fund, Inc.	Purisima Funds
Glenmede Portfolios	Quaker Investment Trust
Greenspring Fund, Inc.	Rainier Investment Management Mutual Funds
Guinness Atkinson Funds	RBC Funds Trust
Harding Loevner Funds, Inc.	SCS Financial Funds
Hennessy Funds Trust	Thompson Plumb Funds, Inc.
Hennessy Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Trust for Professional Managers
Hennessy SPARX Funds Trust	USA Mutuals Funds
Hotchkis & Wiley Funds	Wall Street Fund
Intrepid Capital Management Funds Trust	Wexford Trust
IronBridge Funds, Inc.	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212

Registrant’s Investment Adviser	Orinda Asset Management, LLC 4 Orinda Way, Suite 180C Orinda, CA 94563
Registrant’s Sub-Adviser (SkyView)	SkyView Investment Advisors, LLC 595 Shrewsbury Avenue, Suite 203 Shrewsbury, NJ 07702
Registrant’s Sub-Adviser (2100 Xenon)	2100 Xenon Group, LLC 430 W. Erie, #300 Chicago, IL 60654
Registrant’s Sub-Adviser (Battenkill)	Battenkill Capital Management, Inc. 34 S. Main Street Allentown, NJ 08501
Registrant’s Sub-Adviser (Crescat)	Crescat Portfolio Management, LLC 1560 Broadway, Suite 2270 Denver, CO 80202
Registrant’s Sub-Adviser (Eagle)	Eagle Trading Systems Inc. 47 Hulfish Street, Suite 410 Princeton, NJ 08542
Registrant’s Sub-Adviser (Sunrise)	Sunrise Capital Partners, LLC 12544 High Bluff Drive, Suite 400 San Diego, CA 92130
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.	Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this Post-Effective Amendment No. 396 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 13th day of January 2012.

 Advisors Series Trust

By: /s/ Douglas G. Hess
 Douglas G. Hess
 President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 396 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Sallie P. Diederich*	Trustee	January 13, 2012
Sallie P. Diederich

Donald E. O’Connor*	Trustee	January 13, 2012
Donald E. O’Connor

George Rebhan*	Trustee	January 13, 2012
George Rebhan

George T. Wofford*	Trustee	January 13, 2012
George T. Wofford

Joe D. Redwine*	Trustee, Chairman and Chief	January 13, 2012
Joe D. Redwine	Executive Officer

/s/ Cheryl L. King	Treasurer and Principal	January 13, 2012
Cheryl L. King	Financial Officer

/s/ Douglas G. Hess	President and Principal	January 13, 2012
Douglas G. Hess	Executive Officer

*By: /s/ Douglas G. Hess		January 13, 2012
Douglas G. Hess Attorney-In Fact pursuant to Power of Attorney